Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of Uwharrie Capital Corp, and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Roger L. Dick and Ronald B. Davis, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer’s and Director’s capacity or capacities as shown below, (a) Registration Statement on Form SB-2 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of not in excess of 1,275,000 shares of common stock of Uwharrie Capital Corp, $1.25 par value per share to be issued in connection with a public offering to be sponsored by a North Carolina registered broker-dealer selected by Roger L. Dick and Ronald B. Davis, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post–effective amendments, to the foregoing (hereinafter called the “Registration Statement”), and (b) such registration statement, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Uwharrie Capital Corp and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Uwharrie Capital Corp might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Uwharrie Capital Corp and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statement, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

IN WITNESS WHEREOF, Uwharrie Capital Corp has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

UWHARRIE CAPITAL CORP (Registrant)

By:	/s/ ROGER L. DICK
Roger L. Dick Chief Executive Officer

Dated:    May 21, 2002

Signature	Capacity

/s/ ROGER L. DICK Roger L. Dick	Chief Executive Officer

/s/ RONALD B. DAVIS Ronald B. Davis	President

/s/ BARBARA S. WILLIAMS Barbara S. Williams	Senior Vice President—Finance

/s/ CHARLES E. ALLEN Charles E. Allen	Director

/s/ CYNTHIA H. BEANE Cynthia H. Beane	Director

/s/ JOE S. BROOKS Joe S. Brooks	Director

/s/ RONALD T. BURLESON Ronald T. Burleson	Director

Gail C. Burris	Director

Bill C. Burnside, D.D.S.	Director

/s/ DAVID M. JONES David M. Jones, D.V.M.	Director

/s/ KYLE H. JOSEY Kyle H. Josey	Director

/s/ B. FRANKLIN LEE B. Franklin Lee	Director

/s/ JAMES F. LINK James F. Link, D.V.M.	Director

/s/ JOYCE H. LITTLE Joyce H. Little	Director

Signature	Capacity

/s/ BUREN MULLIS Buren Mullis	Director

/s/ JOHN P. MURRAY John P. Murray, M.D.	Director

/s/ KENT E. NEWPORT Kent E. Newport	Director

/s/ GEORGE T. REAVES George T. Reaves	Director

/s/ A. JAMES RUSSELL A. James Russell	Director

/s/ DON M. RUSSELL Don M. Russell	Director

/s/ HUGH E. WALLACE Hugh E. Wallace	Director

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